Proposed Public Offering	Dec. 31, 2020
Proposed Public Offering [Abstract]
Proposed Public Offering Disclosure
Note 3 — Proposed Public Offering
In the Proposed Public Offering, the Company will offer for sale up to 30,000,000 units, (or 34,500,000 Units if the underwriters’ over-allotment option is exercised in full) at a purchase price of $10.00 per Unit. Each unit that the Company is offering has a price of $10.00 and consists of one share of Class A common stock, and one-third of
one redeemable warrant. Each whole warrant will entitle the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the Proposed Public Offering and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.